Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks demote omissions. AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE PAGE OF PAGES 1 3 2. AMENDMENT/MODIFICATION NO. P00006 3. EFFECTIVE DATE See Block 16C 4. REQUISITION/PURCHASE NO. 5. PROJECT NO. (If applicable) 6. ISSUED BY CODE ASPR/SNS 7. ADMINISTERED BY (If other than Item 6) CODE ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341 US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341 8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code) (X) 9A. AMENDMENT OF SOLICITATION NO. EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 300 PROFESSIONAL DR GAITHERSBURG MD 208793419 9B. DATED (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00071 10B. DATED (SEE ITEM 13) CODE 1365869 FACILITY CODE 08/30/2019 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  is extended,  is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4(c) D. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor is not,  is required to sign this document and return ________1____ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: [**] DUNS Number: [**] The purpose of this modification is to incorporate FAR 52.223-99, Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors, in its entirety, and to update Section C.6, "Reporting Requirements (SNS)". 1. Section C.6, "Reporting Requirements (SNS)" is updated to include the following: 6. The Contractor shall prepare and submit the following report: TITLE Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) Clark Baker VP, Government Contract Operations 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Caleb Owen

15B. CONTRACTOR/OFFEROR /s/ Clark Baker (Signature of person authorized to sign) 15C. DATE SIGNED Oct 28, 2021 16B. UNITED STATES OF AMERICA /s/ Caleb Owen (Signature of Contracting Officer) 16C. DATE SIGNED 11/01/2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00006 PAGE 2 OF 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) Monthly Status Report (MSR) DESCRIPTION The contractor shall report on contractor's compliance with the requirements of FAR 52.223-99 Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors (OCT 2021)(Deviation). FORMAT Email to the Contracting Officer and COR DUE DATE [**], no later than [**] of the [**] following the previous [**] period of performance 2. FAR 52.223-99 Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors (Oct 2021) (Deviation) is hereby incorporated into this contract in full text: 52.223-99 ENSURING ADEQUATE COVID-19 SAFETY PROTOCOLS FOR FEDERAL CONTRACTORS (OCT 2021) (DEVIATION) (a) Definition. As used in this clause - United States or its outlying areas means - (1) The fifty States; (2) The District of Columbia; (3) The commonwealths of Puerto Rico and the Northern Mariana Islands; (4) The territories of American Samoa, Guam, and the United States Virgin Islands; and (5) The minor outlying islands of Baker Island, Howland Island, Jarvis Island, Johnston Atoll, Kingman Reef, Midway Islands, Navassa Island, Palmyra Atoll, and Wake Atoll. (b) Authority. This clause implements Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors, dated September 9, 2021 (published in the Federal Register on September 14, 2021, 86 FR 50985). (c) Compliance. The Contractor shall comply with all guidance, including guidance conveyed through Frequently Asked Questions, as amended during the performance of this contract, for contractor or subcontractor workplace locations published by the Safer Federal Workforce Task Force (Task Force Guidance) at NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00006 PAGE 3 OF 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) https://www.saferfederalworkforce.gov/contractors/ (d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts at any tier that exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.101 on the date of subcontract award, and are for services, including construction, performed in whole or in part within the United States or its outlying areas. (End of clause) Period of Performance: 08/30/2019 to 08/29/2029 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110